PERSPECTIVE II (04/20) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (ICC18 VA775) Home Office: Lansing, Michigan www.jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-873-5654 Overnight Mail: 1 Corporate Way Fax: 800-943-6761 Lansing, MI 48951 Email: customercare@jackson.com Linking/BIN/Brokerage Acct. Number (if applicable) Jackson pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT CLEARLY Type of Ownership: Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Social Security Number or Tax ID Number Phone Number (include area code) Good Order Checklist for additional requirements. Country of Residence U.S. Citizen Yes No Sex Male Female Date of Birth (mm/dd/yyyy) Email Address (print clearly) If U.S. citizenship is not selected, and a Social First Name Middle Name Last Name Security Number with a U.S. address is listed, along Non-Natural Owner/Entity Name (if applicable) with the absence of any other foreign indicator, Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Jackson National Life Insurance Physical Address City State ZIP Company (Jackson) will assume an active U.S. Mailing Address Line 1 Mailing Address Line 2 citizenship status. Mailing Address City State ZIP ICC18 VDA 800 04/19 Page 1 of 12 V775 04/20

Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint/Contingent Annuitant Complete this section if Social Security Number Joint Annuitant Not Applicable Date of Birth (mm/dd/yyyy) different than Joint Owner. If Contingent Annuitant Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Contingent Relationship to Primary Annuitant Phone Number (include area code) Annuitant must be Annuitant's spouse. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Available only on a Qualified plan custodial account when Physical Address City State ZIP electing a Joint GMWB. ICC18 VDA 800 04/19 Page 2 of 12 V775 04/20

Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form X3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC18 VDA 800 04/19 Page 3 of 12 V775 04/20

Annuity Type The Variable Annuity Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (V4370) will be *Tax Contribution Year(s) and Amounts: required if a Stretch Annuity Year: $ Year: $ Type is elected. Premium Payment External Transfers: The Select method of payment and note approximate amount: Request for Transfer or Check Attached $ Check In Transit $ Wire $ Exchange of Assets form (X3783) must Anticipated total amount from internal transfer(s) $ be submitted if Jackson is to request the Anticipated total amount from external transfer(s) to be requested by Jackson $ release of funds. Anticipated total amount from external transfer(s) to be requested by Financial Professional or Owner (Jackson will NOT request funds) $ If Jackson is NOT requesting funds, please provide the following information: For more than Transfer Anticipated two account transfers, Company releasing funds Account number Maturity date type transfer amount please provide Full account $ information on Partial the Letter of Instruction form Full (X4250) and $ submit with Partial application. Statement Regarding Existing Policies or Annuity Contracts It is required for Good Order I (We) certify that with regard to Jackson or any other company: that this entire (Please select one) section be completed. I (We) do not have existing life I (We) do have existing life insurance COMPLETE insurance policies or annuity contracts. policies or annuity contracts. X0512 " REPLACEMENT OF LIFE Notice to Financial Professional: If the Applicant does have existing life insurance policies or annuity INSURANCE OR contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form ANNUITIES" (X0512 - state variations apply) and return the notice, signed by both the Financial Professional and WHERE Applicant, with the Application. REQUIRED (must be dated Are you replacing an existing life insurance policy or annuity contract? Yes No on or before the Application Sign Date to be in Good Order). Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. ICC18 VDA 800 04/19 Page 4 of 12 V775 04/20

Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed Account Option Frequency: Monthly Quarterly Semiannually Annually (subject to availability) as Start Date (mm/dd/yyyy): OR Immediately after issue. selected in the Premium Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the Allocation section will frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the participate in frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which Automatic the transfer will occur does not always include this date, Jackson will default the start date and all subsequent Rebalancing. transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. If DCA+ allocation is 100%, use the Premium Allocation section Other Special Dollar Cost below to allocate your Designated Option(s). Systematic Averaging (DCA+) Investment If DCA+ allocation is less than 100%, use Systematic Investment % ($15,000 contract minimum) Options may be Form (V2375) to allocate your Designated Option(s). available. 6-month Please see If selected, the total number of elections in the Premium Allocation (030) Systematic section may not exceed 98. Investment 12-month The 6- or 12-month DCA+ account will earn interest at the rate of form (V2375). (032) the 1-Year Fixed Account Option unless a promotional rate applies. DCA+is not available if electing the LifeGuard Freedom Flex DB Guaranteed Minimum Withdrawal Benefit, the LifeGuard Freedom Accelerator DB Guaranteed Minimum Withdrawal Benefit, the 5% Roll-Up Guaranteed Minimum Death Benefit or EarningsMax on pages 8 and 9. Tell us how you Premium Allocation want your annuity JNL Aggressive JNL/American Funds JNL/AQR Premiums Growth Allocation (072) Balanced (150) Large Cap invested. Whole Defensive Style (699) percentages JNL Conservative JNL/American Funds Allocation (380) only. TOTAL Blue Chip Income JNL/AQR ALLOCATION JNL Growth and Growth (339) Large Cap Relaxed MUST EQUAL Allocation (071) JNL/American Funds Constraint Equity (068) 100%. JNL iShares Capital Income Builder (685) JNL/BlackRock Tactical Growth (391) JNL/American Funds Advantage Total number International (700) JNL iShares Capital World Bond (340) of allocation Tactical Moderate (389) JNL/American Funds JNL/BlackRock selections may Global Allocation (345) not exceed 99. JNL iShares Global Growth (638) Tactical Moderate JNL/American Funds JNL/BlackRock Growth (390) Global Small Global Natural Resources (066) JNL Moderate Capitalization (341) Allocation (381) JNL/American Funds JNL/BlackRock Growth (395) Large Cap Certain JNL Moderate Select Growth (102) Growth Allocation (070) JNL/American Funds broker-dealers JNL/Boston Partners may limit the JNL Multi-Manager Growth Allocation (358) Global Long Short Investment Alternative (655) JNL/American Funds Equity (653) Divisions and/or Growth-Income (342) Fixed Account JNL Multi-Manager JNL/Causeway International JNL/American Funds Options Emerging Markets Value Select (126) available under Equity (077) International (343) JNL/ClearBridge the Contract. JNL Multi-Manager JNL/American Funds Please see Large Cap Growth (364) Mid Cap (663) Moderate Growth Client Allocation (357) Acknowledg- JNL Multi-Manager ments on page Small Cap Growth (116) JNL/American Funds PREMIUM ALLOCATIONS 11. JNL Multi-Manager New World (344) CONTINUED ON PAGES 6 Small Cap Value (208) AND 7. ICC18 VDA 800 04/19 Page 5 of 12 V775 04/20

Premium Allocation (continued from page 5) Total number of allocation JNL/DFA JNL/Goldman Sachs JNL/Mellon selections may Growth Allocation (664) Managed Communication Services not exceed 99. JNL/DFA Conservative (227) Sector (191) International JNL/Goldman Sachs JNL/Mellon Core Equity (701) Managed Growth (118) Consumer Discretionary JNL/DFA JNL/Goldman Sachs Sector (185) Moderate Growth Managed Moderate (226) JNL/Mellon Tell us how you want your Allocation (665) JNL/Goldman Sachs Consumer Staples annuity JNL/DFA Managed Moderate Sector (368) Premiums U.S. Core Equity (115) Growth (117) JNL/Mellon invested. Whole Dow Index (145) percentages JNL/DFA JNL/Goldman Sachs only. TOTAL U.S. Small Cap (612) Total Yield (280) JNL/Mellon ALLOCATION JNL/DoubleLine JNL/GQG Emerging Markets MUST EQUAL Core Fixed Income (127) Emerging Markets Index (349) 100%. JNL/DoubleLine Equity (675) JNL/Mellon Emerging Markets JNL/Harris Oakmark Energy Sector (190) Fixed Income (661) Global Equity (656) JNL/Mellon JNL/DoubleLine JNL/Heitman Equity Income (606) Shiller Enhanced U.S. Focused JNL/Mellon CAPE (659) Real Estate (687) Financial Sector (189) JNL/DoubleLine JNL/Invesco JNL/Mellon Total Return (636) Diversified Dividend (365) Healthcare Sector (188) JNL/Fidelity Institutional JNL/Invesco JNL/Mellon Asset Management Global Growth (173) Index 5 (242) Total Bond (110) JNL/Invesco JNL/Mellon JNL/First State Global Real Estate (206) Industrials Sector (369) Global Infrastructure (347) JNL/Invesco JNL/Mellon JNL/Franklin Templeton International Growth (113) Information Technology Global Multisector JNL/Invesco Sector (187) Bond (348) Small Cap Growth (195) JNL/Mellon JNL/Franklin Templeton JNL/JPMorgan International Index (129) (062) Growth Allocation Global Allocation (644) JNL/Mellon JNL/Franklin Templeton JNL/JPMorgan Materials Sector (370) Income (075) Growth & Income (064) JNL/Mellon JNL/Franklin Templeton JNL/JPMorgan MSCI KLD 400 International Hedged Equity (688) Social Index (667) Small Cap (250) JNL/JPMorgan JNL/Mellon JNL/Goldman Sachs 4 MidCap Growth (101) MSCI World Index (183) (292) JNL/JPMorgan JNL/Mellon JNL/Goldman Sachs U.S. Government & Nasdaq 100 Index (222) Competitive Quality Bond (109) JNL/Mellon Advantage (274) JNL/Lazard Real Estate Sector (371) JNL/Goldman Sachs International JNL/Mellon Dividend Income Strategic Equity (630) S&P 400 MidCap & Growth (278) JNL/Loomis Sayles Index (124) JNL/Goldman Sachs Global Growth (689) International 5 (654) JNL/Lord Abbett JNL/Goldman Sachs Short Duration Intrinsic Value (279) Income (709) PREMIUM ALLOCATIONS JNL/Goldman Sachs JNL/Mellon CONTINUED ON PAGE 7. Managed Aggressive Bond Index (133) Growth (119) ICC18 VDA 800 04/19 Page 6 of 12 V775 04/20

Premium Allocation (continued from pages 5 and 6) Tell us how you want your JNL/Mellon JNL/T. Rowe Price % Fixed Account Options annuity S&P 500 Index (123) Established Growth (111) Premiums 1-Year invested. Whole JNL/Mellon JNL/T. Rowe Price (041) percentages Small Cap Index (128) Mid-Cap Growth (112) 3-Year only. TOTAL JNL/Mellon JNL/T. Rowe Price (043) ALLOCATION Utilities Sector (635) Short-Term Bond (076) 5-Year MUST EQUAL JNL/MFS JNL/T. Rowe Price 100%. (045) Mid Cap Value (207) U.S. High Yield (660) 7-Year JNL/Morningstar JNL/T. Rowe Price (047) Total number Wide Moat Index (690) Value (149) of allocation NOTE: The Contract permits Jackson, JNL/Neuberger Berman JNL/Vanguard selections may without advance notice (state (361) (373) not exceed 99. Strategic Income Capital Growth variations may apply), to restrict the JNL/PIMCO JNL/Vanguard amount of Premium payments into, Income (372) Equity Income (374) and the amount and frequency of transfers between, into and from, any JNL/PIMCO JNL/Vanguard Fixed Account Option; to close any Investment Grade Global Bond Fixed Account Option; and to require Fixed Account Credit Bond (604) Market Index (671) transfers from a Fixed Account Option. Options are not JNL/PIMCO JNL/Vanguard Accordingly, you should consider whether investment in a Fixed Account available if Real Return (078) Growth ETF electing the Option is suitable given your Allocation (674) LifeGuard JNL/PPM America investment objectives. Freedom Flex Floating Rate Income (346) JNL/Vanguard DB Guaranteed JNL/PPM America International (375) Minimum High Yield Bond (136) JNL/Vanguard Withdrawal International Benefit, the JNL/PPM America Stock Market Index (670) LifeGuard Total Return (662) Freedom JNL/RAFI JNL/Vanguard Accelerator DB Fundamental Asia Moderate Guaranteed ETF Allocation (672) Minimum Developed (298) Withdrawal JNL/RAFI JNL/Vanguard Benefit, the 5% Fundamental Moderate Growth Roll-Up Europe (299) ETF Allocation (673) Guaranteed JNL/Vanguard Minimum Death JNL/RAFI Benefit or Fundamental U.S. U.S. Stock EarningsMax on Small Cap (702) Market Index (668) pages 8 and 9. JNL/RAFI JNL/WCM Multi-Factor Focused International U.S. Equity (703) Equity (640) JNL/T. Rowe Price JNL/Westchester Capital Balanced (647) Event Driven (658) JNL/T. Rowe Price JNL/WMC Balanced Capital Appreciation (637) (104) JNL/WMC Government Money Market (107) JNL/WMC Value (179) ICC18 VDA 800 04/19 Page 7 of 12 V775 04/20

Add-On Guaranteed Minimum Withdrawal Benefits May select only one For Life GMWB or GMWB. LifeGuard Freedom Flex For Life GMWB with Step-Up (Ages 35-80) All Add-On GMWBs may Must select one of each option: Lifetime Coverage, Bonus%, Income Stream, and Step-Up for Good Order. not be available in all states or Lifetime Coverage Option: Single Life1 Joint Life 1,3,4,5 through all broker-dealers, Bonus% Option: 5% 6% 7% and once 2 selected cannot Income Stream Option (GAWA%) : Income Stream Max Income Stream Value be changed. Step-Up Option: Annual Annual to Highest Quarterly Contract Value Add-On LifeGuard Freedom Flex DB 1,6,8 For Life GMWB with 6% Bonus, Step-Up, and Death Benefit (Ages 35-75) GMWBs: Additional Must select one of each option: Income Stream and Step-Up for Good Order. charges will 2 apply. Please Income Stream Option (GAWA%) : Income Stream Max Income Stream Value see the prospectus for Step-Up Option: Annual Annual to Highest Quarterly Contract Value details. LifeGuard Freedom Net For Life GMWB with 6% Bonus, Step-Up, and Earning-Sensitive Withdrawal Amount (Ages 35-80) Must select one of each option: Lifetime Coverage, Income Stream, and Step-Up for Good Order. Election Age limitations Lifetime Coverage Option: Single Life1 Joint Life 1,3,4,5 apply based on 2 the age of the Income Stream Option (GAWA%) : Income Stream Max Income Stream Value Owner(s) or Covered Lives. Step-Up Option: Annual Annual to Highest Quarterly Contract Value LifeGuard Freedom Accelerator For Life GMWB with Deferral Credits and Annual Step-Up (Ages 45-80) Must select one Lifetime Coverage Option for Good Order. Lifetime Coverage Option: Single Life1 Joint Life 1,3,4,5 1,6,8 LifeGuard Freedom Accelerator DB For Life GMWB with Deferral Credits, Annual Step-Up, and Death Benefit (Ages 45-75) 1 AutoGuard 5 MarketGuard Stretch 7 5% GMWB with Annual Step-Up (Ages 0-80) GMWB (Ages 0-80) Original Owner's Date of Death (mm/dd/yyyy) May not be selected on Stretch IRAs or Non-Qualified Stretches. Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your financial professional for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Add-On Death Benefit on page 9. May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 9. Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7. Add-On Benefits are continued on page 9. ICC18 VDA 800 04/19 Page 8 of 12 V775 04/20

Add-On Death Benefits If no Add-On Death Benefit May select only one Death Benefit. is selected your beneficiary(ies) will receive the 1 (Ages 0-79) standard death Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit benefit. Please see the 1,2 prospectus for 5% Roll-Up Guaranteed Minimum Death Benefit (4% if the Owner is age 70 or older on the date of issue) (Ages 0-79) details. With Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit All Add-On Without Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Benefits may not be available in all states or May not be selected on Stretch IRAs, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB, LifeGuard through all Freedom Accelerator DB or MarketGuard Stretch on page 8. broker-dealers, Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account and once Options on page 7. selected cannot be changed. Other Add-On Benefits Withdrawal Options Add-On Death Benefits and Other Add-On 1, 2 Benefits: 4-Year Withdrawal Charge Schedule (Ages 0-85) Additional charges will If selected, Premium payments will not be accepted after the first Contract Year. apply. Please see the Notice to Financial Professional only: If selected, all Program Options may not be available. prospectus for details. Earnings Protection Benefit 1, 2 Election Age EarningsMax (Ages 0-75) limitations apply based on May not be selected on Stretch IRAs, Non-Qualified Stretches or in combination with MarketGuard Stretch on page 8. the age of the Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Owner(s) or Options on page 7. Covered Lives. Telephone/Electronic Authorization If no election By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment is made, options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment Jackson will options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint default to Owner, or from my (our) Financial Professional, subject to Jackson's administrative procedures. " No." Do you consent to Telephone/Electronic Transfer Authorization? Yes No This authorization Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic is not extended authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting to Authorized from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and advisors from all Callers. damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). ICC18 VDA 800 04/19 Page 9 of 12 V775 04/20

Authorized Caller This authorization If you want to authorize an individual other than your Financial Professional to receive Contract information via is not extended telephone and/or in writing, please list that individual's information here. to Telephone/ Electronic First Name Middle Name Last Name Authorization. Social Security Number Date of Birth (mm/dd/yyyy) Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of documents? Yes No will default to " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is Selection of authorized, but no document type is selected, the selection will default to "All Documents." "ALL DOCUMENTS" ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports currently excludes Transaction confirmations Other Contract-related correspondence quarterly statements and tax documents. My email address is: Please provide I (We) will notify the company of any new email address. one email address and print clearly. This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to If you authorize electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center Electronic or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request Delivery but do paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for not provide an compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of email address Contract-related correspondence. or the address is illegible, Electronic The computer hardware and software requirements that are necessary to receive, process and retain electronic Delivery will communications that are subject to this consent are as follows: To view and download material electronically, you not be initiated. must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. ICC18 VDA 800 04/19 Page 10 of 12 V775 04/20

Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson to accept any electronic signature that I may make to this application. 12. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) financial professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement forms must be signed on or Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed before the application signature date. Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency ICC18 VDA 800 04/19 Page 11 of 12 V775 04/20

Financial Professional Acknowledgments Complete this certification I certify that: regarding sales material section I did not use sales material(s) during the presentation of this Jackson product to the applicant. only if: Your client I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. has other In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. existing policies or annuity contracts By signing this form, I certify that: AND Will be either 1. I am authorized and qualified to discuss the Contract herein applied for. terminating any 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this of those transaction is suitable given the client's financial situation and needs. existing policies or using the 3. The Financial Professional's Certification Regarding Sales Material has been answered correctly. funds from existing policies 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that to fund this this replacement (if applicable) is consistent with that position. new Contract. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. 8. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Program Options Note: Financial Professional #1 Signature Date Signed(mm/dd/yyyy) Jackson Assigned ID If no option is indicated, the designated default will be First Name Middle Name Last Name used. All Financial (print clearly) (include area code) Professional Email Address Business Phone Number Extension certifications, licenses and trainings must Program Options Percentage be completed prior to A B C D E % application execution. If Percentage is If more than one Financial Professional is participating in a Program Option on this case, please provide the left blank, all additional Financial Professional names, Jackson Assigned IDs and percentages for each (Financial Professional # 1-4 Financial totaling 100%). Professionals will receive Financial Professional #2 Name Jackson Assigned ID Percentage equal shares. % Financial Professional #3 Name Jackson Assigned ID Percentage % Financial Professional #4 Name Jackson Assigned ID Percentage % ICC18 VDA 800 04/19 Page 12 of 12 V775 04/20